Agreement Number: 1146671

CIT

Software Finance Agreement

This Software Finance Agreement (the "Lease") contains the terms of your agreement with us. Please read it carefully and ask us any questions you may have. The words **you**, and **your** mean you, our customer. The words **we, us,** and **our**, mean CIT Finance LLC.

Software & Services Description

(attach addendum for additional information)

Quantity	Description
1	Data Management Software - Electronic Records
1	Data Management Software - Billing Module
1	Data Management Software - EDI Module
1	Data Management Software - Patient Portal Module
1	Data Management Software - Electronic Records Module
1	Data Management Software - Installation & Support Services

Term & Payment Schedule

Installment Payment $1673.90 (plus applicable taxes)
Term (Months) 36
Payment Frequency Monthly

Variable Payment Schedule (if applicable)
(Attach "Payment Schedule Addendum" if necessary)
___ payments @ ___; followed by ___ payments @ ___ followed by
___ payments @ ___; followed by ___ payments @ ___

Additional Provisions ___

Total Cash Price $51250.00
You agree to pay at the time you sign this Agreement $n/a
Total Advance Installment Payment (Months) $n/a
Sales/Use Tax on Advance Installment Payment $n/a
One-time Documentation Fee of $75.00 Payable with First Invoice

If more than one Installment Payment is required in advance, the additional amount will be applied at the end of the term.

Supplier

IGENTI
Supplier Name

12200 WEST COLONIAL DR #300/WINTER GARDEN/FL/34787
Street Address/City/State/Zip
407-877-5992
Supplier Phone #

OWNER: CIT Finance LLC
10201 Centurion Parkway N. #100
Jacksonville, FL 32256

Authorized Signature [signature]
Printed Name Uday Sheth
Print Title Controller VFUS
Date Signed

Obligor

Epazz, Inc.
Obligor Legal Name

Obligor "Doing Business As" Name
309 W. Washington St Suite 1225
Billing Street Address
Chicago, IL 60606
Billing City, State, Zip
(312) 955-0512
Billing Contact Name & Phone No.

Obligor Phone Number (if different from above)

Software Address (if different from above)

TERMS AND CONDITIONS
BY SIGNING THIS AGREEMENT:

(i) You acknowledge that you have read and understand the terms and conditions of this Agreement including those on page 2 of this Agreement; (ii) You agree that this Agreement is a net agreement that you cannot terminate or cancel, you have an unconditional obligation to make all payments due under this Agreement, and you cannot withhold, set off or reduce such payments for any reason; (iii) You will use the Software only for business purposes; and (iv) You agree that by providing a telephone number to a cellular or other wireless device, you are expressly consenting to receiving communications from us, our affiliates and agents (for non-marketing purposes) at that number, including, but not limited to, prerecorded and artificial voice messages, text messages, and calls from automated telephone dialing systems; these calls may incur fees from your cellular provider; and this consent applies to each such telephone number you provide to us now or in the future.

Obligor Signature

X [signature]
Authorized Signature
X Shaun Passley
Print Signer's Name
President
Print Signer's Title
X 4/18/2013
Date Signed
36 4313571
Federal Tax ID Number

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for (i) if you are a legal entity, your name, address, and other information that will allow us to identify you; (ii) if you are an individual, your name, address, and date of birth. We may also ask to see your driver's license or other identifying document.

1. FINANCING OF SOFTWARE LICENSE FEES; DELIVERY AND ACCEPTANCE. You agree to finance your purchase of the software license fee associated with the software described on the first page of this agreement (collectively, "Software") on the terms and conditions shown in this Agreement. You will arrange for the delivery and installation of the Software. When you receive the Software, you agree to inspect it to determine if it is suitable for your needs. This Agreement will begin on the date when the Software is delivered to you and the Software will be deemed irrevocably accepted by you upon the earlier of: a) the delivery to us of a signed Delivery and Acceptance Certificate (if requested by us); or b) 10 days after delivery of the Software to you if, previously, you have not given written notice to us of your non-acceptance. The first Installment Payment is due on the date set forth in your Invoice and the remaining Installment Payments will be due monthly thereafter (or such other time period specified on the front of this Agreement) as designated by us on your invoice. You will make all payments required under this Agreement to us at such address as we may specify in writing. You authorize us to adjust the Installment Payment by not more than 20% if the actual Total Cash Price (which is all amounts we have paid in connection with the purchase, delivery and installation of the Software, including any training, maintenance, support, upgrade and buyout amounts which we have agreed to finance) differs from the estimated Total Cash Price. If any Installment Payment or other amount payable under this Agreement is not paid within 10 days of its due date, you will pay us a late charge not to exceed 7% of each late payment, but in no event greater than the maximum rate allowable under applicable law.

2. NO WARRANTIES. We are financing your acquisition of the Software on an "AS-IS" basis. **YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE OR SUPPLY THE SOFTWARE, WE DO NOT REPRESENT THE MANUFACTURER OR THE SUPPLIER, AND YOU HAVE SELECTED THE SOFTWARE AND SUPPLIER BASED UPON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. YOU AGREE THAT REGARDLESS OF CAUSE, WE ARE NOT RESPONSIBLE FOR AND YOU WILL NOT MAKE ANY CLAIM AGAINST US FOR ANY DAMAGES, WHETHER CONSEQUENTIAL, DIRECT, SPECIAL, OR INDIRECT. YOU AGREE THAT NEITHER SUPPLIER NOR ANY SALESPERSON, EMPLOYEE OR AGENT OF SUPPLIER IS OUR AGENT OR HAS ANY AUTHORITY TO SPEAK FOR US OR TO BIND US IN ANY WAY.**

3. LICENSE AGREEMENT. YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE READ AND RECEIVED THE LICENSE AGREEMENT ("LICENSE AGREEMENT") RELATED TO THE SOFTWARE. YOU ARE THE LICENSEE UNDER THE LICENSE AGREEMENT AND YOU AGREE TO PERFORM ALL THE OBLIGATIONS OF THE LICENSEE UNDER THE LICENSE AGREEMENT. YOU WILL USE THE SOFTWARE IN ACCORDANCE WITH THE TERMS OF THE LICENSE AGREEMENT. YOU EXPRESSLY ACKNOWLEDGE AND AGREE THAT WE HAVE NOT ASSUMED ANY OF THE SOFTWARE MANUFACTURER'S OBLIGATIONS UNDER THE LICENSE AGREEMENT AND THAT WE SHALL HAVE NO LIABILITY FOR THE PERFORMANCE OF THE SOFTWARE MANUFACTURER'S OBLIGATIONS UNDER THE LICENSE AGREEMENT. You acknowledge that you have decided to enter into this Agreement in lieu of paying cash to your Supplier for the Software. We may inspect the Software at any reasonable time after advance notice to you.

4. TAXES AND FEES. You will pay when due, either directly to us or upon our demand, all taxes, fines and penalties relating to this Agreement, the License Agreement, or the Software that are now or in the future assessed or levied by any state, local or government authority. The sales tax related to the Software will be calculated by the Supplier and added to the cost of the Software License Agreement being financed under this Agreement. We do not have to contest any taxes, fines or penalties.

5. LOSS OR DAMAGE. As between you and us, you are responsible for any loss, theft, destruction of, or damage to the Software (collectively "Loss") from any cause at all, whether or not insured. You are required to make all Installment Payments even if there is a Loss. You must notify us in writing immediately of any Loss. Upon the occurrence of a Loss you will immediately pay us the amounts specified in Section 8(b). Upon our full receipt of all amounts referred to in Section 8(b) together with any other amounts due under this Agreement you will no longer be obligated to make the remaining Installment Payments under this Agreement.

6. TITLE TO THE SOFTWARE. You will keep the Software free of all liens and encumbrances. The Software Manufacturer shall be the owner and hold title to the Software; you are the Licensee of the Software. You acknowledge that we have paid the license fee associated with the acquisition of your rights under the License Agreement.

7. DEFAULT. Each of the following is a "Default" under this Agreement: (a) you fail to pay any Installment Payment or any other payment within 30 days of its due date; (b) you do not perform any of your other obligations under the License Agreement, this Agreement, or in any other agreement with us or with any of our affiliates and this failure continues for 30 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, you assign your assets for the benefit of your creditors, you sell, transfer or otherwise dispose of all or substantially all of your assets, or you enter (voluntarily or involuntarily) any bankruptcy or reorganization proceeding; (d) without our prior written consent, you merge or consolidate with any other entity and you are not the survivor of such merger or consolidation; (e) any guarantor dies, does not perform its obligations under the guaranty, or becomes subject to one of the events listed in clause (c) above.

8. REMEDIES. If a Default occurs, we may do one or more of the following: (a) we may cancel or terminate this Agreement or any or all other agreements that we have entered into with you; (b) we may require you to immediately pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to: (i) the present value of all unpaid Installment Payments for the remainder of the term, each discounted at 4% per year, plus past due interest at the rate of 18% per annum, plus (ii) all other amounts due or that become due under this Agreement; (c) we may request that the Supplier cease providing maintenance and/or support for the Software; and d) we may exercise any other right or remedy available at law or in equity. **In the event of legal action involving a dispute arising out of this Agreement the prevailing party shall be entitled to its reasonable collection costs, attorney fees and costs incurred in enforcing or defending this Agreement.**

9. ASSIGNMENT. YOU MAY NOT ASSIGN, SELL, TRANSFER OR SUBLICENSE THE SOFTWARE OR YOUR INTEREST IN THIS AGREEMENT WITHOUT OUR PRIOR WRITTEN CONSENT WHICH WILL NOT BE UNREASONABLY WITHHELD. We may, without notifying you, sell, assign, or transfer this Agreement. You agree that the new owner will have the same rights and benefits that we have now under this Agreement but not our obligations. The rights of the new owner will not be subject to any claims, defenses or set-off that you may have against us or the Supplier.

10. INDEMNIFICATION. You are responsible for and agree to indemnify and hold us harmless from any (a) losses, damages, penalties, claims, suits and actions (collectively "Claims") caused by or related to the manufacture, installation, ownership, use, lease, possession, or delivery of the Software or any defects in the Software and (b) all costs and attorneys' fees incurred by us relating to any Claim. You agree to reimburse us for and if we request, to defend us, at your own cost and expense, against any Claims, except claims caused by our willful misconduct. You agree that your obligations under this Section 10 and Section 4 shall survive the termination of this Agreement for Claims arising during the term of this Agreement.

11. CREDIT INFORMATION/FINANCIAL REPORTS. YOU AUTHORIZE US OR ANY OF OUR AFFILIATES TO OBTAIN CREDIT BUREAU REPORTS, AND MAKE OTHER CREDIT INQUIRIES THAT WE DETERMINE ARE NECESSARY. You agree to provide us copies of your balance sheet, income statement and other financial reports as we may reasonably request.

12. ELECTRONIC TRANSMISSION AND COUNTERPARTS. A fax or electronically transmitted signed version of this Agreement, when received by us, shall be binding on you for all purposes as if originally signed. This Agreement is not binding on us until we sign it. We may accept this Agreement by signing, either manually or electronically. You agree that the only version of the Agreement that is the original for all purposes is the version containing your fax or scanned signature and our signature. This Agreement may be signed in counterparts each of which will be considered an original, such all counterparts will be considered and constitute one and the same agreement. The Agreement may be retained electronically and you agree that any such electronic version shall be fully enforceable without the need to produce an original; however we may request original signature documents.

13. MISCELLANEOUS. (a) Choice of Law. This Agreement shall be governed by the laws of the State of New Jersey (without regard to the conflict of laws principles of such state); **(b) Jury Trial. YOU EXPRESSLY WAIVE TRIAL BY JURY AS TO ALL ISSUES ARISING OUT OF OR RELATED TO THIS AGREEMENT; (c) Entire Agreement.** The Agreement constitutes the entire agreement between you and us and supersedes all prior agreements; **(d) Enforceability.** If any provision of this Agreement is unenforceable, illegal or invalid, the remaining provisions shall continue to be effective; **(e) Amendment.** This Agreement may not be modified or amended except in writing and signed by you and us, either manually or electronically. **You agree however, that we are authorized, without notice to you, to supply missing information, such as serial numbers, or correct typographical, immaterial, or obvious errors in this Agreement provided that such change does not materially alter your obligations under this Agreement. (f) Notice.** All notices shall be in writing and shall be delivered to the appropriate party personally, by private courier, by facsimile transmission or by mail, postage prepaid, at its address shown herein or to such other address as directed in writing by such party. **(g) Usury.** It is the express intent of both of us not to violate any applicable usury laws or to exceed the maximum amount of interest permitted under applicable law and any excess payment will be applied to the payments in inverse order of maturity, and any remaining excess will be refunded to you. **(h) Prepayment.** Prepayment or early termination is not permitted except at such time and on such terms and conditions as we may agree. **(i) NSF.** We may also charge you $25.00 for each returned check or if an ACH debit is not honored by your bank. **(j) Restrictive Endorsements.** You agree that any restrictive endorsement (such as "payment in full", "final payment" or otherwise) on any check submitted in payment for this Agreement shall have no force and effect and that we may cash the check and apply the proceeds without prejudice to our rights under this Agreement. **(k) Purchase Orders.** You agree that any purchase orders issued by you in conjunction with this Agreement are issued solely for your administrative purposes and no terms or conditions contained the purchase order will change or modify the terms and conditions of this Agreement.

CIT

DELIVERY & ACCEPTANCE CERTIFICATE

By signing this Certificate, you, the Obligor identified below, agree:

A) That all products described in the Software Finance Agreement or the Installment Payment Agreement identified below ("Products") have been delivered, inspected, installed and are unconditionally and irrevocably accepted by you as satisfactory for all purposes of the Software Finance Agreement or Installment Payment Agreement; and

B) That we, **CIT Finance LLC,** are authorized to purchase the Products and start billing you under the Software Finance Agreement or Installment Payment Agreement.

Software Finance Agreement or Installment Payment Agreement No. 1146671		
Obligor Name: Epazz, Inc.		
Authorized Signature		
X [signature]	President Title	4/18/2013 Date

ELECTRONIC DEBIT AGREEMENT/AUTHORIZATION

The undersigned ("Customer"), directly or by its authorized representative, authorizes CIT Finance LLC, its agents and assigns (collectively, "Creditor"), to initiate debit entries and to initiate, if necessary, adjustments for any debit entries to Customer's account, as identified below AND on the attached voided check)(the "Account")), relating to Customer's obligations under the Software Finance Agreement#1146671, signed by Customer on 4/18/13 (the "Agreement") and hereunder. Customer acknowledges that this authorizes debits for lease payments, applicable taxes (and any increases therein), late charges, and, in the event of default, the full amount due under the Agreement. Customer agrees that Customer shall execute and deliver to or for the benefit of Creditor all such other authorizations as may be reasonably requested to affect the intent of this instrument. This authorization is to remain in full force and effect until Creditor have received written notice from Customer of the termination hereof in such time and in such manner as to afford Creditor a reasonable opportunity to act thereon.

Should funds not be available to Creditor from the Account when a payment is due under the Agreement, Customer agrees to pay Creditor a $25.00 administration fee (together with any late charges payable under the Agreement and expenses incurred by Creditor) for every unsuccessful debit attempt. Customer, furthermore, agrees to provide Creditor thirty (30) days' written notice of Customer's intention to close the Account and debiting authorization, on terms substantially the same as provided herein, on a replacement account.

Epazz, Inc.
Customer Name

[signature]
Signature of Authorized Representative

Shaun Passley
Printed Name of Representative

Epazz, Inc.
ACCOUNT INFORMATION

800474159
Account Number

271070801
Transit/Routing Number

Epazz, Inc.
Account Name

Citibank N.A
Bank Name/Branch

Chicago IL 60654
City, State/ZIP Code

PLEASE ATTACH A COPY OF A VOIDED CHECK